UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2005

(Exact name of registrant as specified in its charter)

Kentucky	0-1469	61-0156015
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(i)     On September 23, 2005, Churchill Downs Incorporated (the "Company") as Borrower entered into an Amended and Restated Credit Agreement (the "Agreement") with JPMorgan Chase Bank, N.A. and the other lending institutions listed in the Agreement (the "Lenders"), JPMorgan Chase Bank, N.A. as Agent and Collateral Agent (the "Agent"), with PNC Bank, National Association as Syndication Agent and National City Bank of Kentucky as Documentation Agent.  JPMorgan Securities Inc. and PNC Capital Markets, Inc. acted as co-lead Arrangers and Joint Book Runners under the Agreement. The Guarantors under the Agreement are Company subsidiaries Churchill Downs Management Company, Churchill Downs Investment Company, Churchill Downs Simulcast Productions, LLC, Charlson Industries, Inc., Racing Corporation of America, Calder Race Course, Inc., Tropical Park, Inc., Arlington Park Racecourse, LLC, Arlington Management Services, LLC, Arlington OTB Corp., Quad City Downs, Inc., CDIP, LLC, CDIP Holdings, LLC, Ellis Park Race Course, Inc., Churchill Downs Louisiana Horseracing Company, L.L.C., Churchill Downs Louisiana Video Poker Company, L.L.C. and Video Services, Inc.

The Agreement amends, supersedes and restates in its entirety a previous credit agreement dated as of April 3, 2003 by and among the Company, the guarantors party thereto, the lenders party thereto and the Agent, as the same had been amended prior to September 23, 2005 (the "Previous Credit Agreement").  All loans made and secured obligations incurred under the Previous Credit Agreement which were outstanding on September 23, 2005 continue as loans and secured obligations under the Agreement.  The Agreement provides for a maximum borrowing of $200,000,000 (including a letter of credit subfacility not to exceed $25,000,000 and a swing line commitment up to a maximum principal amount of $15,000,000). The facility terminates on September 23, 2010.  The Company may at any time, with the consent of the Agent but without the consent of the Lenders except as set forth in the Agreement, increase the aggregate commitment up to an amount not to exceed $250,000,000, subject to satisfaction of the requirements set forth in the Agreement. This maximum borrowing amount may be reduced from time to time according to the terms of the Agreement.  Borrowings made pursuant to the Agreement may be revolving loans or swing line loans, the combined sum of which may not exceed the maximum borrowing amount.  Amounts borrowed under the Agreement may be borrowed, repaid and reborrowed from time to time until September 23, 2010.

Borrowings made pursuant to the Agreement will bear interest, payable the last day of each calendar quarter on floating rate advances or at the end of any interest period on Eurodollar advances, at either (a) the floating rate, described in the Agreement as the higher of the Agent’s prime rate or the federal funds rate plus 0.50%, or (b) the applicable margin (the "Applicable Margin") of 75 to 150 additional basis points (determined with reference to the Company’s leverage ratio) plus a rate based upon the Eurodollar rate (a publicly published rate).  Swing line loans bear interest at the prime rate of the swing line lender.  Under the Agreement, the Company agreed to pay a commitment fee, payable on the last day of each calendar quarter, at rates that range from 0.15% to 0.375% of the available aggregate commitment, depending on the Company's leverage ratio.

The Agreement contains customary affirmative and negative covenants for credit facilities of this type, including limitations on the Company and its subsidiaries with respect to indebtedness, liens, investments, mergers and acquisitions, disposition of assets, sale-leaseback transactions, and transactions with affiliates.  The covenants permit the Company to use proceeds of the credit extended under the Agreement for the repayment of all amounts under the Company’s $100.0 million Floating Rate Senior Secured Notes due March 31, 2010 (the "Senior Notes"), for working capital, for general corporate purposes and acquisition needs.  The Agreement also contains financial covenants that require the Company (i) to maintain an interest coverage ratio of consolidated adjusted EBITDA to consolidated interest expense to be greater than 3.5 to 1.0; (ii) not to permit the leverage ratio of consolidated funded indebtedness to consolidated adjusted EBITDA to be greater than 3.25 to 1.0; and (iii) to maintain consolidated net worth of not less than $190,000,000 as of September 23, 2005, increasing for fiscal years ending after December 31, 2005 by 50% of consolidated net income and increasing by 100% of the net proceeds of any future debt and equity offerings.

The Agreement provides for customary events of default with corresponding grace periods, including failure to pay any principal or interest when due, failure to comply with covenants, any representation or warranty made by the Company being materially false on the date made, certain insolvency or receivership events affecting the Company or its subsidiaries, defaults relating to other indebtedness of at least $3,000,000 in the aggregate (with certain exceptions contained in the Agreement), and a change in control of the Company (as defined in the Agreement).

In the event of a default by the Company, the requisite number of Lenders, or the Agent at their request, may declare all obligations under the Agreement immediately due and payable, terminate the Lenders’ commitments to make loans under the Agreement, and make demand on the Company to pay to the collateral agent the Collateral Shortfall Amount (as defined in the Agreement). For certain events of default related to insolvency and receivership, the commitments of Lenders will be automatically terminated and all outstanding obligations of the Company will become immediately due and payable.

Certain of the Lenders party to the Agreement, and their respective affiliates, have performed, and may in the future perform for the Company and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Agreement and related matters is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

(ii)    On September 23, 2005, in connection with the closing of the transactions contemplated by the Asset Purchase Agreement, as amended, between Churchill Downs California Company ("CDCC") and Bay Meadows Land Company, LLC ("Bay Meadows") dated as of July 6, 2005, described further under Item 2.01 of this Current Report on Form 8-K, CDCC and Hollywood Park Land Company, LLC (the "Purchaser"), the assignee of Bay Meadows, entered into a letter agreement (the "Letter Agreement") modifying the Asset Purchase Agreement between CDCC and Bay Meadows (as amended, the "Purchase Agreement"). Pursuant to the Letter Agreement, the parties agreed at closing of the Purchase Agreement to reduce the purchase price of the assets acquired by the Purchaser by $2.5 million to address environmental remediation issues and to provide a working capital adjustment in favor of the Purchaser in the amount of $2.5 million.  In addition, as of the closing, the parties agreed that CDCC would retain certain immaterial liabilitites and certain simulcast receivables and payables.  The foregoing description of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

(iii)    On September 23, 2005, in connection with the closing of the transactions contemplated by the Purchase Agreement, Bay Meadows, Stockbridge Real Estate Fund II-A, LP, Stockbridge Real Estate Fund II-B, L.P., Stockbridge Real Estate Fund II-T, LP, Stockbridge Hollywood Park Co-Investors, LP, Stockbridge HP Holdings Company, LLC and Churchill Downs Investment Company entered into a reinvestment agreement (the "Reinvestment Agreement"). Pursuant to the Reinvestment Agreement, Churchill Downs Investment Company, a wholly owned subsidiary of the Company, will have the option to reinvest in the Hollywood Park Racetrack business, in the event of certain triggering events which would allow the Hollywood Park Racetrack business to engage in electronic gaming, or other significant gaming and/or subsidies not currently authorized.

The foregoing description of the Reinvestment Agreement is qualified in its entirety by reference to the Reinvestment Agreement, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In connection with our entry into the new credit agreement described under Item 1.01(i) above, we repaid the $100.0 million in Senior Notes with a seven year term issued pursuant to that certain Note Purchase Agreement dated April 3, 2003, as amended by the First Amendment Agreement dated as of October 14, 2004 to Note Purchase Agreement among Churchill Downs Incorporated, the Guarantors named therein, Connecticut General Life Insurance Company, General Electric Capital Assurance Company, Employers Reinsurance Corporation, Metropolitan Life Insurance Company, Principal Life Insurance Company, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, MassMutual Asia Limited, Sun America Life Insurance Company and Prudential Retirement Ceded Business Trust. The $100.0 million Senior Notes bore interest based on LIBOR plus a spread of 155 to 280 basis points determined by the Company meeting certain financial requirements.

The information included in Item 1.01(i) of this Report with respect to the repayment of the Senior Notes is incorporated by reference into this Item 1.02.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 23, 2005, CDCC, a wholly-owned subsidiary of the Company, completed the disposition of the Hollywood Park Racetrack horse racing facility and the Hollywood Park Casino facility located in Inglewood, California ("Hollywood Park") to the Purchaser pursuant to the Purchase Agreement dated July 6, 2005. Pursuant to the Purchase Agreement, the Purchaser acquired substantially all of the assets of CDCC used in its operation of the Hollywood Park Racetrack, which includes land, buildings, improvements and equipment, and the building in which the Hollywood Park Casino is operated and related fixtures for a purchase price of $257.5 million cash (the "Assets"), and, in addition, the Purchaser agreed to assume certain liabilities of CDCC related to the Assets, subject to certain adjustments contained in the Purchase Agreement. The actual cash proceeds received by CDCC on September 23, 2005, including the amounts applied to payoff indebtedness, was $254.6 million after adjustment.

The Purchase Agreement was previously described in a Form 8-K filed July 12, 2005, as amended on Form 8-K/A filed July 18, 2005. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, as amended, which is included as Exhibit 10.4, Exhibit 10.5 and Exhibit 10.2 hereto and incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information described above under Part (i) of "Item 1.01 Entry Into a Material Definitive Agreement" is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro forma financial information

The following unaudited pro forma condensed financial information gives effect to CDCC's disposition of the Assets to the Purchaser on September 23, 2005. The unaudited pro forma condensed consolidated statements of operations for each of the years in the three-year period ended December 31, 2004 include the effects of the disposition as if the disposition had occurred on January 1, 2002. The following unaudited pro forma condensed financial information, consisting of the unaudited pro forma condensed consolidated balance sheet as of June 30, 2005, the unaudited pro forma condensed consolidated statements of operations, and the accompanying notes, should be read in conjunction with the historical annual and quarterly financial statements and accompanying notes of the Company. An unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2005 and 2004 is not included as the effects of the disposition are already reflected as a discontinued operation in the Company's financial statements included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of the Company after disposition of the Assets, or of the results of operations of the Company that would have occurred had the disposition been effected on the dates described above.

CHURCHILL DOWNS INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2005
(in thousands)

		Purchase Agreement	Pro Forma
	Historical	Amendment (2)	Adjustment (1)		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$14,568	$(4,681)	$249,402	(3)	$39,902
			(220,368)	(4)
			981	(5)
Restricted cash	9,107	-	-		9,107
Accounts receivable, net	35,544	5,426	-		40,970
Deferred income taxes	3,618	-	131	(3)	3,749
Other current assets	6,615	-	-		6,615
Assets held for sale	167,380	4,681	(166,635)	(3)	-
		(5,426)
Total current assets	236,832	-	(136,489)		100,343
Other assets	17,678	-	(682)	(4)	16,996
Plant and equipment, net	348,604	-	-		348,604
Goodwill	53,528	-	-		53,528
Other intangible assets, net	18,660	-	-		18,660
Total assets	$675,302	$-	$(137,171)		$538,131

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$37,535	$2,945	-		$40,480
Purses payable	17,022	-	-		17,022
Accrued expenses and other liabilities	42,064	966	$(887)	(4)	42,489
			346	(5)
Income taxes payable	4,859	-	43,498	(3)	48,357
Deferred revenue	7,148	-	-		7,148
Liabilities associated with assets held for sale	29,888	(2,945)	(25,977)	(3)	-
		(966)
Total current liabilities	138,516	-	16,980		155,496
Long-term debt	237,462	-	(219,481)	(4)	17,981
Other liabilities	21,876	-	-		21,876
Deferred revenue	18,792	-	-		18,792
Deferred income taxes	8,677	-	-		8,677
Total liabilities	425,323	-	(202,501)		222,822
Shareholders' equity:
Common stock	115,624	-	-		115,624
Retained earnings	135,902	-	65,246	(3)	201,301
			(682)	(4)
			981	(5)
			(146)	(6)
Unearned compensation	(1,762)	-	146	(6)	(1,616)
Accumulated other comprehensive income	215	-	(215)	(5)	-
Total shareholders' equity	249,979	-	65,330		315,309
Total liabilities and shareholders' equity	$675,302	$-	$(137,171)		$538,131

See notes to unaudited pro forma condensed consolidated financial statements.

CHURCHILL DOWNS INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2004
(in thousands, except per share data)

	Historical	Pro Forma Adjustment (1)		Pro Forma
Net revenues	$463,113	$(101,997)	(7)	$361,116
Operating expenses	383,463	(89,430)	(7)	294,033

Gross profit	79,650	(12,567)		67,083

Selling, general and administrative expenses	42,759	(6,592)	(7)	36,167

Asset impairment loss	6,202	-		6,202

Operating income	30,689	(5,975)		24,714

Other income (expense):
Interest income	435	(22)	(7)	413
Interest expense	(6,690)	7,862	(8)	1,172
Unrealized loss on derivative instruments	(4,254)	-		(4,254)
Miscellaneous, net	2,725	(3)	(7)	2,722
	(7,784)	7,837		53

Earnings before provision for income taxes	22,905	1,862		24,767

Provision for income taxes	(13,990)	443	(7)	(13,547)

Net earnings	8,915	2,305		11,220

Net earnings per common share data:
Basic	$0.67			$0.85
Diluted	$0.67			$0.84

Weighted average shares outstanding:
Basic	13,196			13,196
Diluted	13,372			13,372

See notes to unaudited pro forma condensed consolidated financial statements.

CHURCHILL DOWNS INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2003
(in thousands, except per share data)

	Historical	Pro Forma Adjustment (1)		Pro Forma
Net revenues	$444,056	$(95,551)	(7)	$348,505
Operating expenses	366,906	(85,835)	(7)	281,071

Gross profit	77,150	(9,716)		67,434

Selling, general and administrative expenses	34,091	(3,723)	(7)	30,368

Operating income	43,059	(5,993)		37,066

Other income (expense):
Interest income	1,316	(19)	(7)	1,297
Interest expense	(6,221)	5,305	(8)	(916)
Miscellaneous, net	1,028	-		1,028
	(3,877)	5,286		1,409

Earnings before provision for income taxes	39,182	(707)		38,475

Provision for income taxes	(15,803)	636	(7)	(15,167)

Net earnings	23,379	(71)		23,308

Net earnings per common share data:
Basic	$1.77			$1.77
Diluted	$1.75			$1.74

Weighted average shares outstanding:
Basic	13,189			13,189
Diluted	13,392			13,392

See notes to unaudited pro forma condensed consolidated financial statements.

CHURCHILL DOWNS INCORPORATED
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2002
(in thousands, except per share data)

	Historical	Pro Forma Adjustment (1)		Pro Forma
Net revenues	$458,383	$(101,497)	(7)	$356,886
Operating expenses	375,417	(86,047)	(7)	289,370

Gross profit	82,966	(15,450)		67,516

Selling, general and administrative expenses	35,296	(3,776)	(7)	31,520

Asset impairment loss	4,500	-		4,500

Operating income	43,170	(11,674)		31,496

Other income (expense):
Interest income	332	(31)	(7)	301
Interest expense	(8,830)	7,946	(8)	(884)
Miscellaneous, net	(1,405)	-		(1,405)
	(9,903)	7,915		(1,988)

Earnings before provision for income taxes	33,267	(3,759)		29,508

Provision for income taxes	(13,632)	1,652	(7)	(11,980)

Net earnings	19,635	(2,107)		17,528

Net earnings per common share data:
Basic	$1.50			$1.34
Diluted	$1.47			$1.31

Weighted average shares outstanding:
Basic	13,123			13,123
Diluted	13,359			13,359

See notes to unaudited pro forma condensed consolidated financial statements.

(1)	The pro forma adjustments give effect to CDCC's disposition of the Assets to the Purchaser. The disposition was accounted for as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005. The pro forma adjustments for the consolidated balance sheet are reflected as if the disposition had occurred on the consolidated balance sheet date of June 30, 2005. The pro forma adjustments for the consolidated statements of operations reflect the disposition as if the disposition had occurred on January 1, 2002. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical annual and quarterly financial statements and accompanying notes of the Company. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of the Company after disposition of the Assets or of the result of operations of the Company that would have occurred had the disposition been effected on the dates described above.

(2)	The adjustment reflects a modification to assets being sold and liabilities associated with assets being sold as detailed in the Letter Agreement described in Item 1.01(ii) of this Current Report on Form 8-K.

(3)	The adjustment reflects recording the cash proceeds from the sale calculated as if the sale had closed on June 30, 2005 (in thousands):

Detail of current and non-current assets sold:
Cash and cash equivalents		$11,587
Restricted cash		15,285
Accounts receivable, net		6,941
Other current assets		957
Plant and equipment, net		131,865
Total assets sold		166,635

Detail of current liabilities associated with assets sold:
Accounts payable		19,085
Accrued expenses		6,563
Deferred revenue		329
Total liabilities assumed		25,977

Assets sold less liabilities assumed		140,658

Cash proceeds	254,602
Less: estimated direct transaction costs	5,200
Net cash proceeds		249,402

Pre-tax gain on the disposition of the Assets		108,744
Income tax expense		43,498

Net gain on the disposition of the Assets		$65,246

(4)
The adjustment reflects recording the pay-off of outstanding debt balances, related deferred finance costs of $682 thousand and accrued interest expense of $887 thousand under the Company's revolving loan facility and the Senior Notes in accordance with the requirement under existing debt agreements for the Company's use of proceeds from the disposition of the Assets (in thousands):

Detail of long-term debt paid off as of June 30, 2005:
$100 million Senior Notes	$100,000
$200 million revolving loan facility	119,481

Total long-term debt paid off	$219,481

(5)	The adjustment reflects recording the termination of the interest rate swap contracts used to mitigate market risk on the variable rate debt paid off in connection with the disposition of the Assets as follows (in thousands):

Swap asset	$346
Deferred income tax liability	$131
Deferred gain included in accumulated other comprehensive income	$215
Cash proceeds received	$981
Gain on termination	$981

(6)	The adjustment relates to the acceleration of the vesting of restricted stock held by certain key employees of $146 thousand.

(7)	To eliminate the operations of the Assets from the historical operating results.

(8)	To eliminate interest expense incurred in connection with the Company's revolving loan facility and variable rate senior notes as a result of the requirement under existing debt agreements for the Company to use the proceeds from the disposition of the Assets to pay off the debt balances under the facilities.

(c)	Exhibits

Numbers	Description

10.1
Amended and Restated Credit Agreement among Churchill Downs Incorporated, the guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as agent and collateral agent, with PNC Bank, National Association, as Syndication Agent, and National City Bank of Kentucky, as Documentation Agent, dated September 23, 2005

10.2	Letter Agreement dated September 23, 2005 between Hollywood Park Land Company, LLC and Churchill Downs California Company

10.3
Reinvestment Agreement dated as of September 23, 2005 among Bay Meadows Land Company, LLC, Stockbridge HP Holdings Company, LLC, Stockbridge Real Estate Fund II-A, LP, Stockbridge Real Estate Fund II-B, LP, Stockbridge Real Estate Fund II-T, LP, Stockbridge Hollywood Park Co-Investors, LP and Churchill Downs Investment Company

10.4
Asset Purchase Agreement between Churchill Downs California Company and Bay Meadows Land Company, LLC dated as of July 6, 2005, incorporated by reference to Exhibit 10.1 to the Registrant's Report on Form 8-K/A filed July 18, 2005

10.5
Letter Agreements between Churchill Downs California Company and Bay Meadows Land Company, LLC, dated each of August 1, 2005, August 8, 2005, August 12, 2005 and September 7, 2005, each amending the Asset Purchase Agreement between Churchill Downs California Company and Bay Meadows Land Company, LLC, dated July 6, 2005

99.1	Press release dated September 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

September 29, 2005	/s/ Michael W. Anderson
Michael W. Anderson Vice President Finance and Treasurer

Numbers	Description	By Reference To
10.1
Amended and Restated Credit Agreement among Churchill Downs Incorporated, the guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as agent and collateral agent, with PNC Bank, National Association, as Syndication Agent, and National City Bank of Kentucky, as Documentation Agent, dated September 23, 2005.

10.2	Letter Agreement dated September 23, 2005 between Hollywood Park Land Company, LLC and Churchill Downs California Company.

10.3
Reinvestment Agreement dated as of September 23, 2005 among Bay Meadows Land Company, LLC, Stockbridge HP Holdings Company, LLC, Stockbridge Real Estate Fund II-A, LP, Stockbridge Real Estate Fund II-B, LP, Stockbridge Real Estate Fund II-T, LP, Stockbridge Hollywood Park Co-Investors, LP and Churchill Downs Investment Company.

10.4	Asset Purchase Agreement between Churchill Downs California Company and Bay Meadows Land Company, LLC dated as of July 6, 2005.	Exhibit 10.1 to Report on Form 8-K/A filed July 18, 2005.

10.5
Letter Agreements between Churchill Downs California Company and Bay Meadows Land Company, LLC, dated each of August 1, 2005, August 8, 2005, August 12, 2005 and September 7, 2005, each amending the Asset Purchase Agreement between Churchill Downs California Company and Bay Meadows Land Company, LLC, dated July 6, 2005.

99.1	Press release dated September 23, 2005